FIRST AMENDMENT TO
                                CREDIT AGREEMENT
                            Dated as of June 4, 1998


     FIRST AMENDMENT dated as of June 4, 1998 (the "Amendment"), to Credit Agreement, dated as of May 11, 1998 (as amended, the "Credit Agreement"), among THE TOPPS COMPANY, INC., a Delaware corporation (the "Borrower"), the LENDERS party hereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as Agent (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, on May 11, 1998, the Borrower, the Lenders and the Agent entered into the Credit Agreement pursuant to which the Lenders provided to the Borrower a term loan facility in the principal amount of $24,950,000 and a revolving credit facility of up to $9,450,000,

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to increase the allowed amount for investments by the Borrower in its Subsidiaries, and the Lenders have agreed to do so on the terms and conditions set forth herein;

     WHEREAS, unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein are used herein as therein defined.

     NOW THEREFORE, the parties to this Amendment, for valuable consideration the receipt and sufficiency of which are hereby acknowledged, hereto agree as follows:

     SECTION 1. AMENDMENT TO SECTION 6.04 Section 6.04 of the Credit Agreement is hereby amended by replacing the number "$3,000,000" at the end of subsection
(c) thereof with "$10,000,000".

     SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower and each of the Guarantors hereby represents and warrants that:

     (a) each of the representations and warranties contained in Article III of the Credit Agreement and in each of the other Loan Documents is true and correct (provided that any representations and warranties which speak to a specific date shall remain true and correct as of such specific date);

     (b) after giving effect to this Amendment, there does not exist a Default or an Event of Default as of the date hereof;

     (c) the execution, delivery and performance by the Borrower of this Amendment (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all necessary corporate and, if required, stockholder action, and (iii) (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (C) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (D) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens created under the Loan Documents.

     (d) This Amendment has been duly executed and delivered by the Borrower.

     (e) This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective (the "Effective Date") upon the satisfaction of all of the following conditions precedent:

     (a) the Agent shall have received counterparts of this Amendment executed by each of the Borrower, the Lenders and the Agent; and

     (b) the Agent shall have received such other documents or information as the Agent or its counsel shall require.

     SECTION 4. CONTINUOUS EFFECT. The terms of this Amendment shall not operate as a waiver by the Agent or the Lenders, or otherwise prejudice the rights, remedies or powers of the Agent or the Lenders under the Loan Documents or under applicable law. Except as expressly provided herein: (x) no terms and provisions of the Loan Documents are modified or changed by this Amendment; and (y) the terms and provisions of the Loan Documents shall continue in full force and effect.


     SECTION 5. SEVERABILITY. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

     SECTION 7. INTEGRATION. This Amendment sets forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersedes any prior oral or written statements or agreements with respect to such transactions.

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.


                                           THE TOPPS COMPANY, INC.

                                           By:__________________________
                                               Name: Catherine K. Jessup
                                               Title: VP-Chief Financial Officer

                                           THE CHASE MANHATTAN BANK,
                                           individually and as Agent,

                                           By:__________________________
                                               Name: Alicia Schreibstein
                                               Title: Vice President